GEOLOGICAL SUMMARY REPORT

ON THE CAB CLAIMS

Lander County

North-Central Nevada, USA

T26N R44E

Lat 40°06’N

Long 116°59’W

For:

STONE MOUNTAIN RESOURCES INC.

Suite 200, 701 North Green Valley Parkway

Henderson, Nevada USA

89074

By:

Dr. David A. Shaw

November, 2004

CAB Claims	November 2004	Page 2

SUMMARY

This report was prepared at the request of Stone Mountain Resources Inc. to describe and evaluate the previous results of geological, geochemical, and geophysical work carried out on the CAB claims, and to provide recommendations for further work.

The property is located approximately 45 miles south-southeast of the town of Battle Mountain, Lander County, Nevada, centred at a latitude 40°06’ N and longitude 116°59’ W. The property is situated within the Shoshone Range and is located approximately 16 miles southwest of the Battle Mountain/Eureka Trend which hosts several major gold deposits and mines. The property comprises 24 unpatented lode mining claims totalling approximately 480 acres. The claims are accessible by road using four-wheel drive vehicles.

Geology of the CAB claims consists of Ordovician Valmy Formation chert/argillite in fault contact with Valmy quartzite and Tertiary volcanic and sedimentary tuffs of the Caetano formation. Alteration types include silica flooding, clay, and iron oxides consisting of hematite and goethite. Gold mineralization and associated pathfinder elements occur with brecciated high- and low-angle faults.

Work up to 1997 consisted of geological mapping, rock and soil geochemical surveys, magnetic, gravity and CSAMT surveys. The adjoining mineral claims to the east received 1,225 metres of reverse circulation and rotary drilling in 12 holes. Geochemical sampling returned gold values up to 0.348 g/mt. Drill chips sampled from hole 95-4 returned 0.156 g/mt over an interval of 50 feet, including 5 feet of 0.964 g/mt Au.

In 1997, a geological mapping and geochemical sampling, grid establishment, and a magnetic/VLT-EM survey was undertaken. Results form all programs have identified mineralized zones occurring along fault contacts.

A phase 1 exploration program consisting of further fault contact delineation is recommended. Estimated cost is US $10,000. This will enable drill target selection for Phase II estimated at US $45,000.

CAB Claims	November 2004	Page 3

TABLE OF CONTENTS

CAB Claims	November 2004	Page 4

LIST OF TABLES

Table 1. Claim Information	10
Table 2. Gold Deposits of the Battle Mountain/Eureka Gold Belt	12

LIST OF FIGURES

Page

Figure 1. General Location Map	8
Figure 2. Regional Location Map	9
Figure 3. Claim Map	11
Figure 4. Regional Gold Deposits and Structural Settings	14
Figure 5. Regional Geology	16
Figure 6. Property Geology – CAB Claims	19
Figure 7. Geophysical Compilation	21

CAB Claims	November 2004	Page 5

1.	INTRODUCTION AND DISCLAIMER

This report was prepared at the request of Peter Dodge, President of Stone Mountain Resources Inc. to evaluate previous results for geological, geochemical, and geophysical work carried out on the CAB claims in north-central Nevada, U.S.A. and to make further recommendations.

The report, which is based on published and unpublished information, maps, reports, and fieldwork, discusses the potential of the CAB claims to host structurally controlled gold mineralization similar to gold deposits and mines located in the area of the Battle Mountain/Eureka Trend.

Gold deposits within the Battle Mountain/Eureka Trend formed when heated meteoric water moved along a series of faults and into areas of structural weakness. Gold was deposited in porous sedimentary rocks and in fault zones.

The author has been involved in Nevada area exploration for over 20 years and is intimately familiar with the geology and ore deposits. The author has visited and reviewed mineral properties in the vicinity of the CAB claims.

CAB Claims	November 2004	Page 6

2.	LOCATION, ACCESS, AND PHYSIOGRAPHY

The CAB claims are situated approximately 45 miles south-southeast of the town of Battle Mountain in Lander County, Nevada, centred at latitude 40°06’N and longitude 116°59’ W (Figures 1 and 2).

Access to the CAB claims is south along Highway 305 for 25 miles to the Redrock Canyon road, then east for 12.5 miles to Carico Lake, then south for 6 miles along the Carico Lake road. The CAB claims are situated 2.5 miles west of the Carico Lake road along a dirt road suitable for four-wheel drive vehicles.

The property is located in the northern Shoshone mountain range and lies within the Basin and Range Province of Nevada, bounded by Carico Lake Valley to the east and Antelope Valley to the west. The basin and Range Province is characterized by north-northeast-trending, block-faulted mountain ranges separated by wide alluvial valleys. Elevations on the CAB claims range form approximately 6000 to 6600 feet.

Climatic conditions in the area are typical of north-central Nevada. In summer, conditions are hot and semi-arid, with temperatures occasionally exceeding 40°C. In winter, temperatures are below freezing and snow is common. The recommended work season is February through November.

CAB Claims	November 2004	Page 7

CAB PROPERTY
HUMBOLDT
Winnemucca
PERSHING
Elko
ELKO
WASHOE
Reno
CHURCHILL
LANDER
EUREKA
WHITE PINE
STOREY
Fallon
Austin
Eureka
Carson City
DOUGLAS
Ely
LYON
MINERAL
Hawthorne
NEVADA
NYE
Tonopah
ESMERALDA
LINCOLN
CLARKE
LAS VEGAS

MILES

0 50 100 200

STONE MOUNTAIN RESOURCES INC.		
CAB PROPERTY LANDER COUNTY, NEVADA T26N, R44E, S22,23,26,27		
LOCATION MAP		
SCALE: As Shown	DATE: Nov., 2004	FIGURE: 1

05-SMR-CAB-001.cdr

Figure 1. General Location Map

CAB Claims	November 2004	Page 8

HUMBOLDT
Winnemucca
PERSHING
CAB PROPERTY
Battle Mountain
Lovelock
CHURCHILL
LANDER
Fallon
Austin
MILES
0 10 20 30 40
STONE MOUNTAIN RESOURCES INC.
CAB PROPERTY
LANDER COUNTY, NEVADA
T26N, R44E, S22,23,26,27
REGIONAL LOCATION MAP
SCALE: As Shown
DATE: Nov., 2004
FIGURE: 2

05-SMR-CAB-002.cdr

Figure 2. Regional Location Map

CAB Claims	November 2004	Page 9

3.	PROPERTY STATUS

The CAB claims consists of 24 unpatented lode mining claims located in sections 22, 23, 26, 27, T26N R44E (Figure 3), on federal lands administered by the Bureau of Land Management (BLM) district office in Battle Mountain.

Claims include:

Table 1. Claim Information

Claim Name	BLM Serial No.
CAB 1-24	NMC 886372-NMC 886395

Total area covered by the claims is approximately 480 acres.

All claims are registered to Midas Mountain, Inc. a Nevada corporation. Stone Mountain Resources Inc. has an option to earn a 100% interest by fulfilling certain cash payments and property expenditures over 4 years. The claims are presently in good standing until September 1, 2005.

The writer has reviewed the certified claim documents and the property agreements and found them to be proper and in order (Appendix A).

The writer is not aware of any particular environmental, political, or regulatory problems that would adversely affect mineral exploration and development on the CAB claims.

CAB Claims	November 2004	Page 10

N
22
23
23
24
The NE Corner of CAB 23 bears S53°03'W and is 3093' from the NE corner of Section 23 T26NR44E
CAB 13
CAB 15
CAB 17
CAB 19
CAB 21
CAB 23
CAB 14
CAB 16
CAB 18
CAB 20
CAB 22
CAB 24
22
23
24
27
26
25
CAB 1
CAB 3
CAB 5
CAB 7
CAB 9
CAB 11
CAB 2
CAB 4
CAB 6
CAB 8
CAB 10
CAB 12
T26N
R44E
FEET
0 500 1000 1500
STONE MOUNTAIN RESOURCES INC.
CAB PROPERTY
LANDER COUNTY, NEVADA
T26N, R44E, S22,23,26,27
CLAIM LOCATION MAP
SCALE: As Shown
DATE: Nov., 2004
FIGURE: 3

05-SMR-CAB-003.cdr

Figure 3. Claim Map

CAB Claims	November 2004	Page 11

4.	AREA DEPOSITS

The CAB claims are located approximately 16 miles southwest of the Battle Mountain/Eureka gold best (Figure 4) which consists of a linear northwest-trending series of gold deposits hosted by upper and lower plate sedimentary rocks and Tertiary volcanics. The Carlin Gold Trend, the most productive gold producing area in North America, is located approximately 70 miles to the northeast.

Deposits that are located within 35 miles of the subject property include Mule Canyon (Santa Fe Gold), Robertson (Coral Gold), Hilltop, Pipeline and South Pipeline, Gold Acres, Cortez, Horse Canyon (all Placer Dome), and Buckhorn (Cominco).

The Gold Acres, Mule Canyon, Pipeline and South Pipeline deposits are in production. Deposits are shown in Figure 5 and reserve statistics are given in Table 1.

During the 1930’s, barite and mercury deposits were discovered in the Northern Shoshone mountain range. Mercury was produced sporadically until the 1950’s. Barite has been mined continuously to present.

Table 2. Gold Deposits of the Battle Mountain/Eureka Gold Belt

Deposit	Type	Tons (MM)	Grade (oz/t)	Total oz (MM)	Status
Mule Canyon	Fault	10.00	0.108	1.08	production
Hilltop	Thrust Fault	10.00	0.049	0.49	advanced
Robertson	Skarn	20.00	0.036	0.72	advanced
Pipeline	Dissem.	20.00	0.121	4.24	production
S. Pipeline	Fault/Dissem.	32.33	0.069	3.22	production
Gold Acres	Fault/Dissem.	24.354	0.114	2.77	production
Cortez	Dissem.	n/a	n/a	1.30	mined out
Buckhorn	Fault/Dissem.	1.10	0.110	0.12	mined out
Horse Canyon	-	3.94	0.055	0.20	dormant
			Total	14,140,000

CAB Claims	November 2004	Page 12

5.	PREVIOUS WORK
1981

Chevron carried out an exploration program consisting of claim staking, reconnaissance geological mapping, a soil geochemical survey, and drilled 8 rotary holes totally 753 metres on claims to the east. No information is available to the writers.

1994	Cameco carried out geological mapping and rock-chip sampling.
1995	Cameco carried out claim staking, magnetic, gravity, and CSAMT surveys and drilled 4 reverse circulation drill holes totalling 472 metres on adjoining property for the east.
1997	Pallaum carried out an exploration program consisting of data compilation, geological mapping, rock sampling, grid establishment, and a magnetic/VLF-EM geophysics survey.

CAB Claims	November 2004	Page 13

PERSHING CO
BATTLE MTN. GOLD BELT
Elko
Mule Canyon
ELKO CO
Hilltop
FISH CREEK
CALDERA
Gold
Acres
Robertson
Pipeline
S. Pipeline
VOLCANO-
TECTONIC
TROUGH
Cortez
Buckhorn
Horse Canyon
CORTEZ
CALDERA
CAB PROPERTY
CHURCHILL CO
LANDER CO
EUREKA CO
Austin
Eureka
Miles
0 10 20 30
Kilometres
0 10 20 30 40
CAB PROPERTY
STONE MOUNTAIN RESOURCES INC.
CAB PROPERTY
LANDER COUNTY, NEVADA
T26N, R44E, S22,23,26,27
REGIONAL GOLD DEPOSITS
AND STRUCTURAL SETTING
SCALE: As Shown
DATE: Nov., 2004
FIGURE: 4
05-SMR-CAB-004.cdr

Figure 4. Regional Gold Deposits and Structural Settings

CAB Claims	November 2004	Page 14

6.	REGIONAL GEOLOGY

Blake in his 1996 report best summarized the regional geology as follows:

The northern Shoshone mountain range consists primarily of middle Cambrian to Permian sedimentary and mafic volcanic rocks overlain by Eocene to Pilocene felsic to mafic volcanics and minor sediments.

Early and middle Palaeozoic rocks in the region consist of siliceous rocks of the Roberts Mountains allochthon. Extensional faulting of middle Cambrian to Devonian age deformed the Roberts Mountains allochthon and the subjacent but coeval rocks of the continental margin (Madrid, 1987). The extensional structures were active and contributed to the formation of a large marginal rift basin into which sediments accumulated and lithified during the middle Cambrian and late Devonian.

During the Devonian and early Mississippian, these sedimentary rocks were folded and tectonically emplaced as the Roberts Mountain allochthon, along the Roberts Mountains thrust, over an eastern coeval carbonate assemblage. The allochthon consists of middle Cambrian to Devonian chert, argillite, debris flows, and minor volcanic-rich limestone. The continental margin assemblage includes Cambrian to Devonian carbonates overlying a thick sequence of early Cambrian and Pre-Cambrian clastic sediments.

During the late Palaeozoic, sediments of the Havallah sequence were deposited in a rift basin and were subsequently folded and thrust eastward as part of the Golconda allochthon, along the Golconda thrust, over the late Palaeozoic Antler sequence. The Havallah sequence consists of chert, argillite, siltstone, sandstone, minor conglomerate, alkalic basalts, and minor volcanogenic chert. The Antler sequence consists of conglomerates, sandstones, and carbonate rocks that were deposited over the Roberts Mountains allochthon units during the early part of the late Palaeozoic. Both the Roberts Mountains and the Golconda thrusts strike northeast.

During the middle Jurassic, the area underwent further deformation, becoming the Cortez-Shoshone fold belt (Madrid and Bagby, 1985). These folds trend northwest, plunge northwest, and have axes that generally dip to the west (Madrid, 1987).

CAB Claims	November 2004	Page 15

N
CAB PROPERTY
40°06'N
116°59'W
GAT CO LAKE VALLEY
0 5 10 MILES
0 5 10 KILOMETRES
CONTOUR INTERVALS 100 AND 200 FEET
DATUM IS MEAN SEA LEVEL

LEGEND

QUATERNARY

Qp	playa deposits
Qf	alluvial fan deposits
Qa	valley alluvium and stream deposits
Qoa	older alluvial deposits

TERTIARY

Ts_5	tuffaceous sedimentary rocks
Tbm	Bates Mountain tuff
Tate	undifferentiated ash-flow tuffs
Twt	undifferentiated welded ash-flow tuffs
Tbic	biotite-bearing quartz-latite ash-flow tuff
Ts_1	tuffaceous sedimentary rocks
Tc	Caetano tuff
Tad_1	andesite to dacite flows, flow breccias, and hypabyssal rocks

JURASSIC to TRIASSIC

TJg	granitic rocks

TRIASSIC

Tk	limestone, conglomerate, and shale
Ta	Augusta Formation: limestone, conglomerate, and shale

PERMIAN to PENNSYLVANIAN

	below Golconda Thrust
PIPa	Antler sequence sediments
	above Golconda Thrust (Havallah sequence)
IPp	Pumpernickel Formation: sediments and volcanics
PIPh	Havallah Formation: sediments

MISSISSIPPIAN

MDp	Pilot shale

DEVONIAN

Dl	limestone
Ds	Slaven chert
DSrm	Roberts Mountains Formation

SILURIAN

Ss	sandstone

ORDOVICIAN

Ov	Valmy Formation
Ol	limestone and subordinate shale

Contact

Fault
Dashed where approximately located, dotted where concealed. Bar and ball on downthrown side

Thrust fault
Dashed where approximately located, queried where uncertain. Sawteeth on upper plate

Fault scarp
Dashed where approximately located or uncertain. Hachures on downthrown side

STONE MOUNTAIN RESOURCES INC.

CAB PROPERTY

LANDER COUNTY, NEVADA

T26N, R44E, S22,23,26,27

REGIONAL GEOLOGY

SCALE: As Shown	DATE: Nov., 2004	FIGURE: 5

05-SMR-CAB-005.cdr

Figure 5. Regional Geology

CAB Claims	November 2004	Page 16

Tertiary volcanic rocks of the region include the early Oligocene Caetano tuff, which is a series of ash-flow units. These units were deposited over large areas of north-central Nevada from a source in the Cortez Mountains located to the east of the Shoshone Range. Caetano tuff deposition was followed during the middle and late Oligocene by eruption of a series of ash-flow tuffs derived from a source in the Fish Creek Mountains located approximately 12.5 miles west of the CAB claims.

During the Miocene, Basin and Range development began, with sediments filling the north-and northeast-trending intermontane basins.

Major plutons of granodioritic to quartz monzonitic composition developed during the late Jurassic, late Cretaceous, and early Tertiary. The younger plutons are felsic while the older plutons and stocks are more mafic.

CAB Claims	November 2004	Page 17

7.	PROPERTY GEOLOGY

CAB Claims

Geology along the western margin of the claims and continuing west consists of silica-flooded, barite-veined, iron-stained, brecciated Valmy Formation quartzite in thrust contact with bleached, iron-stained Valmy chert. Dips range from 40° to 60° east to northeast. Numerous silica-flooded, brecciated, high-angle structures (shears /faults) cut both the quartzite and chert sections (see Figure 6).

To the north, weakly altered Tertiary tuffs and tuffaceous sediments are exposed.

Unconformably overlying the Tertiary rocks is a clay-rich sediment that is post-mineralization in age. This green to white unit is unconsolidated and generally flat-lying. Capping the post-mineral sediment are remnants of a thin, vesicular basalt flow. The middle and eastern margins of the CAB claims are mostly covered by recent, unconsolidated alluvium.

CAB Claims	November 2004	Page 18

Limit of alteration
ap
Q
Ovch
Ovq
Approximate Claim Boundary
Limit of alteration

LEGEND

Q — *Alluvium and gravel*

ap — *Antler sequence: sandstone, siltstone, and shale*

Ovch — *Valmy Formation: chert and minor argillite*

Ovq — *Valmy Formation: quartzite and quartzitic sandstone*

Thrust fault

Major fault

Shear

Limit of alteration - includes barite veining, intense fracturing, silica-flooding, heavy, limonite, and brecciation

Sample location

After D.W. Blake, 1996

STONE MOUNTAIN RESOURCES INC.

CAB PROPERTY

LANDER COUNTY, NEVADA

T26N, R44E, S22,23,26,27

PROPERTY GEOLOGY

SCALE: As Shown	DATE: Nov., 2004	FIGURE: 6

05-SMR-CAB-006.cdr

Figure 6. Property Geology – CAB Claims

CAB Claims	November 2004	Page 19

8.	GEOPHYSICS

The CAB claims cover two distinct, arcuate magnetic high features transacted by numerous strong WNW-ESE trending LF conductors and weaker ENE trending cross cutting structures (see Figure 7).

CAB Claims	November 2004	Page 20

M4
M1
M2
M3
M5
M6
V1
V2
V3
V4

LEGEND

LINEAMENTS

	strong	moderate	weak
Magnetic			
VLF-EM			

FAULTS — definite — possible ?

VLF CONDUCTOR — V1

MAGNETIC CONTACT

BODY — M1

ROADS

CREEK

STONE MOUNTAIN RESOURCES INC.

CAB PROPERTY

LANDER COUNTY, NEVADA

T26N, R44E, S22,23,26,27

GEOPHYSICAL COMPILATION

SCALE: As Shown	DATE: Nov., 2004	FIGURE: 7

05-SMR-CAB-007.cdr

Figure 7. Geophysical Compilation

CAB Claims	November 2004	Page 21

9.	DISCUSSION

The CAB claims are located approximately 16 miles southwest of the Battle Mountain/Eureka Gold Belt. Similarities between the CAB claims and several gold deposits in the belt include favourable Upper Plate stratigraphy and lithologies, and structurally controlled mineralization. The target deposit on the CAB claims is structurally controlled gold in Valmy sediments and Caetano tuffs and/or disseminated gold in the porous Caetano tuffs.

Results from previous work on the CAB claims indicate that a structurally controlled low-temperature, gold-bearing hydrothermal system has developed. Geochemical sampling returned anomalous values of arsenic, antimony, and mercury, along with gold values up to 0.348 g/mt. Surface indications of mineralization and alteration appear to widen and continue westward along an east-west trend. Post-mineralization clay-rich sediments cover the western extension of the mineralized zone.

The proposed program is designed to examine in detail the mineralization and alteration developed along the ESE VLF conductors, particularly in areas of contact with ENE intersections and peripheral to the magnetic highs.

CAB Claims	November 2004	Page 22

10.	CONCLUSIONS

The CAB claims have potential to host a structurally controlled or disseminated gold deposit for the following reasons:

•	the geological setting is similar to the Battle Mountain/Eureka gold belt which hosts numerous gold deposits, including several in production;
•	geological mapping and rock and drill chip geochemical data suggest the presence of a low-temperature, gold-bearing, hydrothermal system developed on the property; and
•

several ESE linear VSF conductors occur with bisecting, weaker ENE linear VLF conductors proximal to two distinctly arcuate shaped magnetic highs. The linears could provide conduits for possible mineralization emanating from the magnetic highs.

CAB Claims	November 2004	Page 23

11.	RECOMMENDATIONS

Work should consist of detailed mapping and sampling to delineate drill targets. The estimated cost is US $10,000. With success, a limited drill program could be implemented for US $45,000.

CAB Claims	November 2004	Page 24

12.	PROPOSED BUDGET

Phase I

Phase II

CAB Claims	November 2004	Page 25

13.	STATEMENT OF QUALIFICATIONS

I, DAVID ANDREW SHAW, of 3889 West 26th Avenue Vancouver, BC hereby certify that:

1.

I am a graduate of Carleton University, Ottawa, Ontario, Canada with a Doctor of Philosophy in Structural Geology (1980) and of the University of Sheffield, England (1973) with a Bachelor of Science (Specialized Honours) in Geology;

2.	I have worked as a Geologist for over 25 years;
3.

I have worked as an in-house Structural Geological Consultant for Chevron Resources Ltd. and for Bema Resources Management Inc.. I have worked as a geological and financial analyst for Charlton Securities Inc. and for Yorkton Securities Ltd. evaluating mineral exploration and mining properties. As a consequence of my experience I am therefore qualified to write this report and recommend the proposed exploration program and budget in this report;

4.	I am responsible for this report and the opinions expressed therein.
5.	There are no material facts or material changes in the subject matter of this report that would mislead the reader.
6.	I have no interest, direct or indirect, in the properties or shares of Western Exploration Inc., nor do I expect to receive any.
7.	I hereby grant my permission for Stone Mountain Resources Inc.. to use this report for any corporate use normal to the business of the Company.

Date at Vancouver, BC, this 19th day of November, 2004

Dr. David A. Shaw

CAB Claims	November 2004	Page 26

14.	REFERENCES

Blake, D.W., 1994: Carico Lake Prospect, Lander County, Nevada, Unpublished Report.

Blake, D.W., 1995: Preliminary Report on the Rocky Canyon Property, Lewis Mining District, Lander County, Nevada, Unpublished Report.

Blake, D.W., 1995: Results of Drilling – Stone Cabin Project, Lander County, Nevada, Unpublished Report.

Supplement Report – 1995 Drill Hole Geochemistry (As, Hg, and Sb), Stone Canyon Project, Lander County, Nevada, Unpublished Report.

Blake, D.W., 1996: Summary Report, Stone Canyon Project, Lander County, Nevada, Unpublished Report.

Leriche, P.D., Harrington, E.D. 1997: Summary Report on the Stone Cabin Canyon Property, Lander County for Pallaum Minerals Ltd. (unpub.)

Madrid, R.J., and Bagby, W.C., 1985: Structural Alignment of Sediment-Hosted Gold Deposits in North-central Nevada: An Example of Inherited Fabrics, Geological Society of America, Abstracts with Programs, vol. 15, no. 5, p. 382

Madrid, R.J., 1987: Stratigraphy of the Roberts Mountains Allochthon in North-Central Nevada, Unpublished PhD Thesis, Stanford University, 340 pp.

Stewart, J.H., McKee, E.H., and Stager, H.K., 1977: Geology and Mineral Deposits of Lander County, Nevada, Nevada Bureau of Mines and Geology, Bulletin 88.

Thornton, J.M., 1997: Ground Magnetometer and VLF Surveys on the Stone Cabin Canyon Property, Lander County, Nevada, for Pallaum Minerals Inc.

CAB Claims	November 2004	Page 27

APPENDIX A:

CLAIM RECORDS

CAB Claims	November 2004	Page 28

Receipt

http://obs.blm.gov/cgibin/obs/zorder

United States Department of the Interior
Bureau of Land Management
DIV OF SUPPORT SERVICES
P.O. BOX 12000
RENO, NV 89520
Phone: (775) 861-6400

Receipt

No: 999937

Transaction #: 1035391
Date of Transaction: 12/14/2004

CUSTOMER: MIDAS MOUNTAIN, INC.
4535 WEST SAHARA AVE, #217
LAS VEGAS,NV 89102

LINE #	QTY	DESCRIPTION	REMARKS	UNIT PRICE	TOTAL
1	24.00	LOCATABLE MINERALS / MINING CLAIMS-NEW, UNADJUDI, ONE OR MORE AUTH NO'S / NEW MINING CLM MAINT FEE $125 (1993 **CASES:** NMC886372/$125.00, NMC886373/$125.00, NMC886374/$125.00, NMC886375/$125.00, NMC886376/$125.00, NMC886377/$125.00, NMC886378/$125.00, NMC886379/$125.00, NMC886380/$125.00, NMC886381/$125.00, NMC886382/$125.00, NMC886383/$125.00, NMC886384/$125.00, NMC886385/$125.00, NMC886386/$125.00, NMC886387/$125.00, NMC886388/$125.00, NMC886389/$125.00, NMC886390/$125.00, NMC886391/$125.00, NMC886392/$125.00, NMC886393/$125.00, NMC886394/$125.00, NMC886395/$125.00		- n/a -	3000.00
2	24.00	LOCATABLE MINERALS / MINING CLAIMS-NEW, UNADJUDI, ONE OR MORE AUTH NO'S / NEW MINING CLAIM LOCATION FEE $30 (1993) **CASES:** NMC886372/$30.00, NMC886373/$30.00, NMC886374/$30.00, NMC886375/$30.00, NMC886376/$30.00, NMC886377/$30.00, NMC886378/$30.00, NMC886379/$30.00, NMC886380/$30.00, NMC886381/$30.00, NMC886382/$30.00, NMC886383/$30.00, NMC886384/$30.00, NMC886385/$30.00, NMC886386/$30.00, NMC886387/$30.00, NMC886388/$30.00, NMC886389/$30.00, NMC886390/$30.00, NMC886391/$30.00, NMC886392/$30.00, NMC886393/$30.00,		- n/a -	720.00

DOC # 0234982
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder
Page: 1 Of 1 Fee: 20.50
BK-536 PG-884 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

NEVADA NMC
886372

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 1 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SE	22	26 NORTH	44 EAST	MDB&M
NE	27	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 1	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 1	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 1	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 1	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: ______________________
Signature

H. H. Touking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10: 46

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234983
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-885 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

NEVADA NMC
886373

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 2 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NE	27	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 2	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 2	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 2	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 2	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:46

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234984
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-886 RPTT: 0.00

NEVADA NMC
886374

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 3 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SE	22	26 NORTH	44 EAST	MDB&M
SW	23	26 NORTH	44 EAST	MDB&M
NE	27	26 NORTH	44 EAST	MDB&M
NW	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 3	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 3	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 3	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 3	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

RECEIVED NSO BLM
2004 DEC 14 AM 10: 46

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: Signature

H. H. Tonking, Agent

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234985
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 of 1 Fee: 20.50
BK-536 PG-887 RPTT: 0.00

NEVADA NMC
886375

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 4 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NE	27	26 NORTH	44 EAST	MDB&M
NW	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 4	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 4	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 4	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 4	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

RECEIVED NSO BLM
2004 DEC 14 AM 10: 46

SIGNATURE OF LOCATOR

By: ______________________
Signature

H. H. Tonking, Agent

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234986
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder
Page: 1 Of 1 Fee: 20.50
BK-536 PG-888 RPTT: 0.00

NEVADA NMC
888376

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 5 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SW	23	26 NORTH	44 EAST	MDB&M
NW	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 5	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 5	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 5	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 5	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: ______________________
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10 46

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234987
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-889 RPTT: 0.00

NEVADA NMC
886377

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 6 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NW	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 6	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 6	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 6	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 6	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:46

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234988
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-890 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

NEVADA NMC
888378

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 7 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SW	23	26 NORTH	44 EAST	MDB&M
NW	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 7	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 7	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 7	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 7	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

RECEIVED NSO BLM
2004 DEC 14 AM 10:46

By: Signature

H. H. Tonking, Agent

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234989
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-891 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

NEVADA NMC
886379

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 8 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NW	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 8	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 8	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 8	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 8	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature
H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:46

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234990
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder
Page: 1 Of 1 Fee: 20.50
BK-536 PG-892 RPTT: 0.00

NEVADA NMC
886338

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 9 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SW	23	26 NORTH	44 EAST	MDB&M
NW	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 9	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 9	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 9	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 9	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:46

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234991
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder
Page: 1 Of 1 Fee: 20.50
BK-536 PG-893 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

NEVADA NMC 88838

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 10 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NW	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 10	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 10	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 10	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 10	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: ____________________
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:46

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234992
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-894 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

NEVADA NMC
886382

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 11 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SW	23	26 NORTH	44 EAST	MDB&M
SE	23	26 NORTH	44 EAST	MDB&M
NW	26	26 NORTH	44 EAST	MDB&M
NE	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 11	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 11	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 11	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 11	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

RECEIVED NSO BLM
2004 DEC 14 AM 10:46

By: ______________
Signature

H. H. Tonking, Agent

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234993
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-895 RPTT: 0.00

NEVADA NMC 886383

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 12 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NW	26	26 NORTH	44 EAST	MDB&M
NE	26	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 12	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 12	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 12	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 12	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10: 46

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234994
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 of 1 Fee: 20.50
BK-536 PG-896 RPTT: 0.00

NEVADA NMC
886384

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 13 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NE	22	26 NORTH	44 EAST	MDB&M
SE	22	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 13	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 13	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 13	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 13	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:47

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234995
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder
Page: 1 Of 1 Fee: 20.50
BK-536 PG-897 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

NEVADA NMC
886395

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 14 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SE	22	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 14	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 14	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 14	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 14	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:47

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234996
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-898 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

NEVADA NMC
886386

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 15 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NE	22	26 NORTH	44 EAST	MDB&M
SE	22	26 NORTH	44 EAST	MDB&M
NW	23	26 NORTH	44 EAST	MDB&M
SW	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 15	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 15	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 15	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 15	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10 47

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234997
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-899 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

NEVADA NMC
886387

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 16 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SE	22	26 NORTH	44 EAST	MDB&M
SW	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 16	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 16	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 16	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 16	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: ______________
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:47

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0234998
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder
Page: 1 Of 1 Fee: 20.50
BK-536 PG-900 RPTT: 0.00

NEVADA NMC
886368

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 17 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NW	23	26 NORTH	44 EAST	MDB&M
SW	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 17	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 17	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 17	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 17	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:47

Nevada – Lode Certificate of Location – NRS. 517.050

NEVADA NMC
886389

DOC # 0234999
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

NEVADA NMC
886389

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-901 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 18 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SW	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 18	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 18	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 18	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 18	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:47

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0235000
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-902 RPTT: 0.00

NEVADA NMC
886390

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 19 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NW	23	26 NORTH	44 EAST	MDB&M
SW	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 19	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 19	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 19	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 19	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:47

Nevada – Lode Certificate of Location – NRS. 517.050

NEVADA NMC
886391

DOC # 0235001
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-903 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 20 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SW	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 20	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 20	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 20	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 20	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:47

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0235002
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-904 RPTT: 0.00

NEVADA NMC
886392

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 21 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SW	23	26 NORTH	44 EAST	MDB&M
NW	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 21	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 21	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 21	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 21	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

RECEIVED NSO BLM
2004 DEC 14 AM 10:47

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0235003
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-905 RPTT: 0.00

NEVADA NMC
888393

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 22 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SW	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 22	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 22	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 22	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 22	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED HSO BLM
2004 DEC 14 AM 10:47

Nevada – Lode Certificate of Location – NRS. 517.050

NEVADA NMC
888394

DOC # 0235004
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-906 RPTT: 0.00

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 23 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
NW	23	26 NORTH	44 EAST	MDB&M
NE	23	26 NORTH	44 EAST	MDB&M
SW	23	26 NORTH	44 EAST	MDB&M
SE	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 1490 feet are claimed in a North direction and 10 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 23	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 23	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 23	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 23	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:48

Nevada – Lode Certificate of Location – NRS. 517.050

DOC # 0235005
12/10/2004 04:14 PM
OFFICIAL RECORD
Requested By:
T & T EXPLORATION LLC

Lander County - NV
Idonna M. Trevino - Recorder

Page: 1 Of 1 Fee: 20.50
BK-536 PG-907 RPTT: 0.00

NEVADA NMO
886395

CERTIFICATE OF LOCATION
LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

The undersigned hereby certifies that he has caused to be located the CAB 24 Lode Mining Claim in the following quarter sections(s):

¼	Section	Township	Range	Meridian
SW	23	26 NORTH	44 EAST	MDB&M
SE	23	26 NORTH	44 EAST	MDB&M

in LANDER County, Nevada, on the 28th day of September, 2004.

RECORDER'S STAMP

Name and mailing address of locator is: Midas Mountain, Inc.
4535 West Sahara Ave, #217
Las Vegas, NV 89102

The Claim is approximately 1500 feet long and 600 feet wide, such that 10 feet are claimed in a North direction and 1490 feet in a South direction from the point of discovery (monument of location), at which the Notice of Location was posted, together with 300 feet on each side of the monument of location and center line of the Claim. The general course of the lode or vein is from the North to the South direction.

The number, location and markings on each corner monument are as follows:

	Location	Markings	Description
No. 1:	Northwest Corner	N.W. Corner CAB 24	1½" x 1½" x 4' wood post
No. 2:	Northeast Corner	N.E. Corner CAB 24	1½" x 1½" x 4' wood post
No. 3:	Southeast Corner	S.E. Corner CAB 24	1½" x 1½" x 4' wood post
No. 4:	Southwest Corner	S.W. Corner CAB 24	1½" x 1½" x 4' wood post

As erected on the ground, each corner monument is marked as described above by scribed metal tags.

The work of location consisted of making a claim map as provided in NRS 517.040.

Dated this 24th day of October, 2004

SIGNATURE OF LOCATOR

By: [signature]
Signature

H. H. Tonking, Agent

RECEIVED NSO BLM
2004 DEC 14 AM 10:48

Nevada – Lode Certificate of Location – NRS. 517.050